SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2005


                            EAGLE BULK SHIPPING INC.
           (Exact name of each Registrant as specified in its Charter)



         Marshall Islands                  000-51366            98-0453513
 (State or other jurisdiction of  (Commission File Number)    (IRS employer
  incorporation or organization)                             identification no.)

          29 Broadway                                              10006
      New York, New York                                         (Zip Code)

    (Address of principal executive
               offices)


(Registrant's telephone number, including area code): (212) 785-2500

Item 7.01.     Regulation FD

On June 30, 2005, the Registrant issued a press release announcing the delivery of its ninth vessel. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


July 1, 2005
                            EAGLE BULK SHIPPING INC.


                                     By: /s/ Sophocles N. Zoullas
                                        ---------------------------------
                                        Sophocles N. Zoullas
                                        Chief Executive Officer and President


25083.0001 #584031